UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐       Preliminary Proxy Statement

☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐       Definitive Proxy Statement

☒       Definitive Additional Materials

☐       Soliciting Material Pursuant to §240.14a-12

Rennova Health, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒       No fee required.

☐       Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)       Title of each class of securities to which transaction applies:

2)       Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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5)       Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

May 18, 2017

Dear Stockholder,

You recently received proxy materials in connection with the Special Meeting of Stockholders of Rennova Health Inc. to be held on Friday, May 19, 2017. In order to allow stockholders additional time to vote, the Company has chosen to adjourn the meeting until Friday, May 26, 2017.

According to our records, your PROXY VOTE for this meeting HAS NOT YET BEEN RECEIVED.

The Special Meeting is for the following purposes:

1.	To approve the issuance of shares of our Common Stock underlying Senior Secured Original Issue Discount Convertible Debentures and three series of Warrants issued by the Company.

2.	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

3.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

You should refer to the proxy materials previously mailed to you for additional information on these matters.

The Board of Directors unanimously recommends a vote “FOR” the proposals referenced above.

Please vote your shares of stock now so that your vote can be counted without delay. Voting is easy. You may use one of the options below to ensure that your vote is promptly recorded in time for the Special Meeting:

▪	VOTE BY TOUCH-TONE PHONE: You may cast your vote by calling the toll-free number on the enclosed proxy card. Follow the instructions on your proxy card to cast your vote.

▪	VOTE VIA THE INTERNET: You may cast your vote by logging onto the website identified on the enclosed proxy card and following the instructions on the screen.

▪	VOTE BY MAIL: You may cast your vote by mail by completing, signing, dating and mailing the enclosed proxy card in the postage-prepaid return envelope provided.

If you have any questions or require further assistance in voting your shares, please contact our proxy solicitor Alliance Advisors toll-free at 877-777-8133.

The Company has retained Alliance Advisors, LLC to assist in the solicitation of proxies for a fee of $6,000 plus out-of-pocket expenses.

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

IF YOU HAVE RECENTLY MAILED YOUR PROXY CARD OR CAST YOUR VOTE BY

PHONE OR INTERNET, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.